SUPPLEMENT DATED AUGUST 15, 2002

TO PROSPECTUS DATED MAY 1, 2002 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the Transfer During Accumulation Period section contained in your Scudder Destinations Annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following is added between the second and third full paragraphs to the section entitled "6. Transfer During Accumulation Period." appearing on pages 24 and 25 of the Prospectus:

The following transfers must be requested through standard United States mail:

  transfers in excess of $250,000 per Contract, per day, and transfers into and out of the Scudder International, the Scudder International Select Equity, the Scudder Global Discovery, the Scudder Global Blue Chip, Scudder New Europe, the Credit Suisse Trust-Emerging Markets, or the Credit Suisse Trust-Global Post-Venture Capital Subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners."

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For use in all states